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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _______________________


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 9, 2005
                             _______________________


                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
                             _______________________


           California                0-11071                 84-0685613
 (State or other jurisdiction      (Commission            (I.R.S. Employer
       of incorporation)           File Number)         Identification Number)


         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     (d) On March 9, 2005, Gary Haber accepted appointment as a Member of the Board of Directors and Chairman of the Audit Committee of Image Entertainment, Inc., effective April 1, 2005. Mr. Haber will receive standard compensation as an outside director, plus an additional 5,000 stock options and $10,000 per year for his service as Audit Committee Chair, and 5,000 stock options as a one-time incentive for joining the Board.

     Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.


Item 9.01. Financial Statements and Exhibits.

     (a)     Exhibits.

             99.1      Press Release dated March 14, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IMAGE ENTERTAINMENT, INC.


Dated: March 14, 2005                        By: /s/ JEFF M. FRAMER
                                                 -------------------------------
                                                 Name:  Jeff M. Framer
                                                 Title: Chief Financial Officer